           [****Omitted and Filed Separately With the Commission Pursuant to a Request for Confidential Treatment.]



                                                                    Exhibit 10.4

                                                           SEPTEMBER 16 1996

                                                           REF: 1345


                                    AMENDMENT FOR:


                       Mobile Data Terminal- Purchase Agreement


The following will amend the existing agreement, between Teletrac Inc. and Micronet Ltd for the purchasing of Mobile Data Terminals as originally signed by both parties on February 8th 1996.

This amendment is in pursuance of Teletrac official letter dated September 12th 1996 and signed by Teletrac's Vice President for Finance Mr. Alan B Howe applying for additional **** MDTs to be supplied on equal quarterly basis.

This amendment will become effective and part of the existing agreement between Teletrac Inc. and Micronet upon authorized signatures by both parties.

Teletrac Inc.                               Micronet Ltd.

By: Steve Scheiwe                           By: Eli Nahum
    ----------------------                      ------------------------

Title:      Secretary                       Title: Vice President Engin.
      -------------------                           ---------------------

Signature: /s/ Steve Scheiwe                Signature:  /s/ Eli Nahum
          -----------------                            -----------------

           [****Omitted and Filed Separately With the Commission Pursuant to a Request for Confidential Treatment.]


1.  AGREEMENT TO PURCHASE AND SELL.

1.1 SALE OF PRODUCTS. "Teletrac shall purchase from Micronet a minimum of **** Terminals and Micronet shall sell to Teletrac a minimum of **** Terminals, on the terms set forth herein and on the attached purchase order # ______"

    The rest of this paragraph remains unchanged.

1.2 INITIAL ORDER. "Teletrac hereby places a firm and irrevocable order for **** Terminals from Micronet (the "Initial Order"), all of which will be purchased in accordance with the terms and conditions of the existing agreement from February 8th 1996 and its amendments from September 16th 1996."

1.3 "INCREMENTAL ORDERS. Within the time period of the Initial Order for **** Terminals, ordered hereunder, incremental orders for additional Terminals shall be in writing and shall specify arrival dates of not less than 12 weeks from delivery of the order to Micronet. All incremental orders shall be for at least **** terminals per order and shall be filled in accordance with this amendment and the other terms of the existing agreement.

    SUBSEQUENT ORDERS After the Initial Order for **** Terminals, ordered hereunder, have been purchased and supplied, subsequent orders for additional Terminals shall be in writing and shall specify arrival dates of not less than 12 weeks from delivery of the order to Micronet. Micronet may, by written notification delivered to Teletrac within 10 working days of Micronet receipt of a subsequent order, elect not to fill the subsequent order. If Micronet does not notify Teletrac of its election to not fill the subsequent order, the order shall be filled as described in the existing agreement. All subsequent orders shall be for at least **** Terminals per order.

    The rest of this paragraph remains unchanged.

3.  PAYMENT

3.1 PRICE

    "The purchase price for each Terminal (including bracket and screws) shall be:

    $ U.S $**** (****) per unit (the "Purchase Price") for an order of **** Terminals.

    and

    $ U.S $**** (****) per unit (the "Purchase Price") for an order of **** Terminals. Additional orders for Terminals within the time period of such an order but in lower quantities as specified in paragraph 1.3 shall still be priced at $**** Ea."

    The rest of this paragraph remains unchanged.

           [****Omitted and Filed Separately With the Commission Pursuant to a Request for Confidential Treatment.]


3.3 TERMS OF PAYMENT

    Teletrac, by Bank wire transfer, shall make a down payment to Micronet's account in the amount of U.S. $**** (****) within 4 business days of the signature of this amendment. Micronet shall invoice Teletrac for this amount. The down payment shall be applied towards the last shipment payment.

    Incremental orders shall require ****% down payment to be credited upon payment of balance due prior to actual delivery.

    Payments in full for all shipments, as per paragraph 4 below less down payment credited to last shipment will be made by wire transfer immediately prior to each delivery."

4.  SHIPMENT

4.1 SHIPMENT TERMS. Unless Teletrac notifies Micronet otherwise, as provided in Paragraph 12.2, Teletrac hereby orders **** Terminals to be shipped to Teletrac's facility described in paragraph 4.3, on the dates set forth in the following Shipment Schedule:

----------------------  ---------------------  ------------------------------
----------------------  ---------------------  ------------------------------
Number of Terminals         Terminal Type          Date shipped to Teletrac
                                                            Facility
----------------------  ---------------------  ------------------------------
     ****                       Net-950             January 1 st 1997
----------------------  ---------------------  ------------------------------
     ****                       Net-950             April 1 st 1997
----------------------  ---------------------  ------------------------------
     ****                       Net-990             July 1 st 1997
----------------------  ---------------------  ------------------------------
     ****                       Net-990             October 1 st 1997
----------------------  ---------------------  ------------------------------
----------------------  ---------------------  ------------------------------

    The rest of the paragraph remains unchanged.





                                          2